EXHIBIT 10.13

EXECUTION VERSION
NEGOTIATED PAYOFF AGREEMENT
THIS NEGOTIATED PAYOFF AGREEMENT (this “Agreement”) is made as of April 3, 2014 (the “Effective Date”), by and between NWRA VENTURES I, LLC, a Delaware limited liability company (“Lender”) and IMH FINANCIAL CORPORATION, a Delaware corporation (“Borrower”) and the other parties signatory hereto (together with Borrower, the “Borrower Parties”).
RECITALS:
A.    Lender has made that certain senior secured loan (the “Loan”) to Borrower, as evidenced, governed and/or secured by a certain Promissory Note in the amount of $50,000,000.00 made as of June 7, 2011 by Borrower and payable to Lender (the “Note”), a certain Loan Agreement dated as of June 7, 2011 by and between Borrower and Lender (the “Loan Agreement”), and certain other assignments, pledges, guaranties, mortgages, environmental indemnity agreements, certificates and other documents executed and delivered by Borrower and/or certain of the Borrower Parties in connection with the Loan (the Note, the Loan Agreement and such other instruments, collectively, the “Loan Documents”). Pursuant to the Loan Documents, Lender has certain rights to (i) convert all or portions of the Loan into shares of Class A Preferred Stock of Borrower, (ii) require that Borrower register certain shares of its common or preferred stock on a national exchange and (iii) acquire, in a rights offering currently in process by Borrower (the “Rights Offering”), senior secured notes of Borrower to the extent not acquired by Borrower’s existing shareholders, all as more particularly set forth in the Loan Documents and/or the applicable documents contemplated by the Loan Documents, including without limitation the “Certificate of Designations” that will govern issued shares of Class A Preferred Stock of Borrower (the foregoing, collectively, the “Additional Rights”). In addition to the Loan, Lender holds, through a subsidiary, certain shares of common stock of Borrower (the “Common Stock”). Capitalized terms used in this Agreement and not otherwise defined have the meanings given in the Loan Agreement or the Note.

B.    Pursuant to the terms of the Loan Documents, the earliest date on which Borrower has the right to prepay the Loan is December 31, 2014 (the “First Prepayment Date”), and such right is subject to (i) payment of the Outstanding Principal Balance of the Loan, together with accrued but unpaid Base Interest, all Deferred Capitalized Interest, the Modified Prepayment Exit Fee, the Prepayment Premium and all other sums then payable under the Loan Documents (collectively, the “Full Prepayment Amount”), and (ii) Lender’s right to convert all or any portion of the Loan into shares of Class A Preferred Stock of Borrower in lieu of accepting Borrower’s prepayment of the Loan or the applicable portion thereof (the “Prepayment Conversion Right”).

C.    Borrower has requested that Lender (i) accept, prior to the First Prepayment Date and in full satisfaction of the Loan, a prepayment in the amount of $80,000,000.00, which amount is less than the Full Prepayment Amount that would be due to Lender on and as of the First Prepayment Date, and (ii) waive the Prepayment Conversion Right in connection with such prepayment.

D.    Lender is willing to accept an early prepayment of the Loan in the amount of the Payoff Amount (defined below), which is less than the Full Prepayment Amount, and to waive the Prepayment Conversion Right in connection therewith, on and subject to the terms and conditions set forth in this Agreement, which terms include, among other things, the purchase or redemption of the Common Stock as described below.

E.    Pursuant to the terms of the Loan Documents and the documents evidencing the Rights Offering, the Borrower has the right and obligation to prepay or repurchase the senior secured notes of Borrower that are acquired by Borrower’s shareholders and/or Lender as part of the Rights Offering (the “RO Notes”), at the price and upon the same terms and conditions as any prepayment of the Loan, including the terms contemplated in this Agreement.

F.    Any prepayment or repurchase of the RO Notes by the Borrower from any shareholder, shall be in addition to the amounts payable hereunder as the Payoff Amount.

G.    Borrower and Lender are entering into this Agreement in order to establish and agree upon the terms pursuant to which Borrower will be permitted to pay off the Loan and all other Outstanding Obligations (defined below) by no later than a specified date, at a discount and prior to the First Prepayment Date.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
AGREEMENTS:
1.    Agreement Pursuant to Pre-Negotiation Letter. This Agreement shall not constitute an amendment, modification or supplement to the Loan Documents, but rather shall be treated as a “Definitive Document” as defined in and contemplated by that certain letter agreement dated March 5, 2014 by and between Borrower and Lender (the “Pre-Negotiation Letter”).
2.    Negotiated Early Payoff.
(a)    Notwithstanding anything to the contrary in the Loan Documents, Borrower shall have the right to pay off the Loan and all other outstanding debts, liabilities and obligations due to Lender under the Loan Documents, including, without limitation, the Modified Prepayment Exit Fee and the Prepayment Premium (collectively, the “Outstanding Obligations”), and obtain a full discharge of the security therefor, at a negotiated amount equal $80,000,000.00 (the “Negotiated Payoff Amount”), upon and subject to the following conditions (the “NPO Conditions”):
(i)    On or before April 30, 2014, Borrower shall deliver to Lender one or more term sheets providing for the funding by one or more third-party institutional investors of an amount which, when aggregated with funds available to the Borrower in the IMH Collection Account, Borrower’s general operating account and other unrestricted accounts under Borrower’s control, shall equal at least $87,500,000.00 in capital to be utilized by Borrower to consummate the transactions contemplated hereby (the “Term Sheet Condition”);
(ii)    Borrower shall deliver to Lender, by wire transfer of immediately available funds to the account designated on Exhibit A attached hereto, by no later than 3:00 p.m., New York City time, on May 30, 2014 (the “NPO Deadline”), the following amounts (collectively, the “Payoff Amount”): (w) the Negotiated Payoff Amount; (x) without duplication, interest accrued at the Current Pay Interest Rate of 12% per annum for the period beginning April 1 and ending on the Payoff Date (defined below); (y) the sum of $2,565,149.00 in respect of the Common Stock (the “CS Purchase Price”); and (z) amounts sufficient to pay all reasonable and actual costs and expenses (including reasonable attorneys’ fees and disbursements) incurred by Lender and reimbursable pursuant to Section 9.13 of the Loan Agreement, including without limitation those incurred in connection with the Negotiation Letter, all “Discussions” under and as defined therein and the negotiation and consummation of the transaction contemplated by this Agreement, to the extent the same have not been withdrawn from the IMH Collection Account in accordance with the Pre-Negotiation Letter.
(iii)    Borrower shall, by no later than the NPO Deadline, provide evidence to Lender of the prepayment or other repurchase of the RO Notes that are held by any and all other shareholders of Borrower, in their entirety in accordance with the terms of the Loan Documents and the documents evidencing the Rights Offering;
(iv)    Between the date hereof and the date on which the Payoff Amount is paid in accordance with clause (ii) above (which date shall in all events be at or prior to the NPO Deadline) (the “Payoff Date”), interest shall continue to accrue on the Loan at the Base Interest Rate of 17% per annum, and without duplication of payments made in clause (ii) above, Borrower shall make the required periodic payment(s) of Current Pay Interest on April 1, 2014 at the Current Pay Interest Rate of 12% per annum, and all interest thereafter shall accrue until, and shall be due and payable together with the Payoff Amount on, the Payoff Date, along with the remaining 5% per annum in Deferred Interest to be deferred and capitalized in accordance with the Note; and
(v)    No Event of Default shall have occurred under any of the Loan Documents.
(b)    Provided that (i) no Event of Default shall have occurred under any of the Loan Documents, (ii) no default by any Borrower Party has occurred under this Agreement and (iii) Borrower has otherwise timely complied with the NPO Conditions, then on the Payoff Date, Lender shall accept the Negotiated Payoff Amount in full satisfaction of the Outstanding Obligations, shall accept the CS Purchase Price in full payment for the Common Stock, and shall not exercise its right to convert all or any portion of the Negotiated Payoff Amount into Class A Preferred Stock pursuant to the Loan Documents.

(c)    In the event that any Event of Default occurs, or Borrower otherwise fails to timely comply with any or all of the NPO Conditions, then Borrower’s right to pay off the Outstanding Obligations prior to the First Prepayment Date and at a negotiated amount in accordance with this Agreement shall be deemed void and of no further force and effect, and the Loan Documents and all of the Lender’s rights thereunder, including without limitation the Additional Rights, and the Lender’s subsidiary’s rights with respect to the Common Stock, and, if applicable, all rights and remedies with respect to such Event of Default, shall continue unmodified by this Agreement and in full force and effect in all respects.
(d)    Borrower Parties and Lender hereby agree that, upon Lender’s acceptance of the Payoff Amount in accordance with the terms of this Agreement, (i) except for the Surviving Obligations (as defined below), which will remain in full force and effect, the Note and all other Loan Documents shall terminate automatically and be of no further force or effect; (ii) all of the Outstanding Obligations shall be satisfied in full, and, except for the Surviving Obligations, Borrower, the other Borrower Parties and any other affiliate of Borrower that is an obligor under the Loan Documents shall be released and discharged from any and all obligations, covenants and agreements under the Loan Documents without further action from any Person; (iii) Lender shall be released as provided in Section 5 below; (iv) any and all security interests, liens and/or other encumbrances granted by Borrower or any other Borrower Party under the Loan Documents to secure its obligations to Lender under the Loan Documents shall, without any further action by Borrower Parties, Lender or any other Person, be immediately thereupon automatically terminated and released and be of no further force and effect; and (v) Borrower Parties shall be authorized to file any UCC-3 Financing Statement(s) evidencing the termination of any UCC-1 filings undertaken by Lender in connection with the Loan Documents, and any release documents delivered by Lender pursuant to Section 3 below; provided that, notwithstanding anything to the contrary set forth in this Agreement, in no event shall this Agreement or the payment of the Payoff Amount on the Payoff Date release or otherwise discharge Borrower or any other Loan Party from any covenants or indemnification obligations (whether contingent in nature or otherwise) in the Loan Documents which expressly survive repayment in full of the Loan or termination of such Loan Documents (collectively, the “Surviving Obligations”).
(e)    Lender acknowledges and agrees that: (i) during the term of this Agreement, Lender shall not subscribe for any RO Notes; and (ii) nothing in this Agreement is intended to toll, delay, alter or otherwise modify the time periods for Lender’s timely exercise of its rights to subscribe for any RO Notes.
3.    Lender Deliveries. Provided that all NPO Conditions are satisfied, Lender shall, at Borrower’s sole cost and expense, deliver the following documents to Borrower or its designee on or promptly following the Payoff Date:
(a)    The original Note marked “Paid / Cancelled”;
(b)    Written notice to the “Cash Management Agent” under and as defined in the Cash Management Agreement that Lender’s lien on the IMH Collection Account is released;

(c)    Original executed and notarized releases of the Mortgages and Assignments of Leases and Rents;
(d)    Original Mortgage Loan Documents in Lender’s possession; and
(e)    Such other releases, notices or other documents reasonably required to effectuate the release of the Collateral and/or the cancellation of the Loan Documents.
4.    Filing. Borrower shall cause, at Borrower’s expense, the release documents delivered by Lender in accordance herewith to be filed with the appropriate governmental entities, as appropriate.
5.    Release of Claims.
(a)    Upon the satisfaction of each of the conditions set forth in Section 2(a) hereof (including, without limitation, Borrower’s remittance to Lender of the Negotiated Payoff Amount), and Lender’s acceptance of the Payoff Amount, Borrower, on its own behalf and on behalf of the other Borrower Parties, and on behalf of all of their respective past, present and future direct and indirect partners, members, managers, officers, directors, shareholders, successors, assigns, agents, employees, attorneys, advisors, representatives, subsidiaries and affiliates, and all Persons acting by, through or in concert with any of such Persons (collectively, the “Borrower Group”), hereby fully and unconditionally waives and relinquishes, and releases and discharges: (i) Lender and its past, present and future direct and indirect partners, members, managers, officers, directors, shareholders, successors, assigns, agents, employees, attorneys, advisors, representatives, subsidiaries and affiliates (which shall include Juniper Capital Partners, LLC (“JCP”), New World Realty Advisors, LLC (“NWRA”) and Five Mile Capital II IMH Investment SPE LLC and their respective past, present and future direct and indirect partners, members, managers, officers, directors, shareholders, successors, assigns, agents, employees, attorneys, advisors, representatives, subsidiaries and affiliates), and all Persons acting by, through or in concert with any of such Persons (collectively, the “Lender Group”) from, any and all claims, causes of actions, suits in law or equity, losses, costs or liabilities of any nature whatsoever, whether known or unknown, fixed or contingent, mature, derivative, subordinated, assigned, personal, discovered or undiscovered, that any member of the Borrower Group might have or assert against any member of the Lender Group, whether for breach of contract or for any tort (a “Claim”) arising out of or with respect to any and all transactions relating to the Loan or the Loan Documents, the Additional Rights and/or the Common Stock, including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Group; and (ii) the Lender Group (other than NWRA and JCP) from any and all Claims arising out of or with respect to any and all transactions relating to the Consultancy Agreement and/or that certain Consulting Services Agreement, dated as of June 7, 2011, by and among Borrower, JCP and Infinet Securities, LLC (the “JCP Consulting Agreement”), including any loss, cost or damage of any kind or character arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Lender Group. Such shall be, and is intended to be, a full, complete and general release in favor of the Lender Group with respect to all Claims described above, and at the time such release becomes effective, the Borrower Group also shall be deemed to have expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of any federal or state law that provides:
A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
(b)    It is hereby agreed that the releases provided for in Section 5(a) herein shall be deemed breached and a cause of action accrued hereunder immediately if any member of the Borrower Group brings any action (at law, in equity, in any regulatory proceeding or otherwise) against any member of the Lender Group on the basis of any Claim released, remised or discharged by the Borrower Group pursuant to Section 5(a) and, in any such action, the release provided for in Section 5(a) may be pleaded by the relevant member of the Lender Group, both as a defense and as a counterclaim or cross claim in such action.
(c)    Borrower Parties hereby agree, jointly and severally, to indemnify, defend and hold the Lender Group harmless from and against all Claims, including but not limited to attorneys’ fees and expenses and other costs of defense, arising out of, or related, directly or indirectly, to the Loan, the Loan Documents, the Additional Rights, the Common Stock and/or this Agreement (including without limitation the breach by any Borrower Party of its representations and warranties in Section 6(b) or any breach of Section 5(a) as described in Section 5(b) above). Borrower Parties also hereby agree, jointly and severally, to indemnify, defend and hold the Lender Group (other than NWRA and JCP) harmless from and against all Claims, including but not limited to attorneys’ fees and expenses and other costs of defense, arising out of, or related, directly or indirectly, to the Consultancy Agreement and/or the JCP Consulting Agreement.
6.    Representations and Warranties.
(a)    Lender represents and warrants to Borrower Parties and their successors and assigns that (i) the execution of this Agreement has been duly and validly authorized on behalf of Lender and this Agreement constitutes the valid, binding and enforceable obligation of Lender in accordance with its terms, (ii) it has relied upon its own independent analysis of all relevant matters, including, without limitation, the value of the security for the Loan, in determining to enter into this Agreement and has not relied upon the representation or warranty of Borrower with respect thereto in determining to enter into this Agreement, and (iii) Lender is the owner of the Note. The representations set forth in this Section 6(a) shall survive the Payoff Date and do not constitute part of the claims being released by Borrower pursuant to Section 5 above.
(b)    Each Borrower Party represents and warrants to Lender, its successors and assigns that (i) the execution of this Agreement has been duly and validly authorized on behalf of such Borrower Party and this Agreement constitutes the valid, binding and enforceable obligations of such Borrower Party in accordance with its terms, (ii) it has relied upon its own independent analysis of all relevant matters, including, without limitation, the value of the security for the Loan, in determining to enter into this Agreement and has not relied upon the representation or warranty of Lender with respect thereto in determining to enter into this Agreement, and (iii) it is the sole beneficial owner of the Claims that it is releasing pursuant to Section 5 above and it has not assigned to any other Person all of any part of such Claims. The representations set forth in this Section 6(b) shall survive the Payoff Date and do not constitute part of the claims being released by Lender pursuant to Section 2(d) above.
7.    Intentionally Omitted.
8.    Validity and Enforceability. Each Borrower Party acknowledges and agrees that the liabilities arising out of the Note and other Loan Documents are valid and existing obligations of the Borrower Parties, and that the liens granted pursuant to the Loan Documents are valid, perfected and enforceable by Lender. Borrower Parties hereby ratify, confirm, and reaffirm all of the terms and conditions of the Loan Documents. Borrower Parties further acknowledge and agree that all of the terms and conditions of the Loan Documents shall remain in full force and effect, except as expressly provided in this Agreement, and that Lender is not agreeing by this Agreement to amend, modify or alter any of the terms and conditions of the Loan. On or before April 30, 2014, Borrower shall cause Polsinelli, PC to deliver a favorable opinion addressed to Lender and in form and substance reasonably acceptable to Lender with respect to, inter alia, Borrower Parties’ existence and authority, and the enforceability of this Agreement against all such Borrower Parties in accordance with its terms.
9.    Reinstatement. Notwithstanding any contrary provision of this Agreement, the liability of Borrower Parties under the Loan Documents shall be reinstated and revived and the rights of Lender under the Loan Documents shall continue unmodified by this Agreement (i) if any of the NPO Conditions is not timely satisfied in accordance with Section 2(a), or (ii) if and to the extent that for any reason, following the Payoff Date all or any portion of the Payoff Amount is rescinded or must be otherwise restored by Lender, whether as a result of any proceedings in bankruptcy or reorganization or other insolvency or debtor relief laws, all as though such amount had not been paid. If Lender chooses to contest any such matter, Borrower Parties shall indemnify and hold harmless Lender from all actual out-of-pocket costs and expenses (including, without limitation, reasonable attorney costs and disbursements) of such litigation. To the extent that all or any payment of the Payoff Amount is rescinded or restored, the Loan shall be revived, unmodified and in full force and effect without reduction or discharge for that payment.
10.    Time of the Essence. TIME SHALL BE OF THE ESSENCE with respect to each and every condition, obligation, term or provision hereof to be performed on or as of a date specified herein.
11.    Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.
12.    Governing Law. The terms and conditions of this Agreement shall be governed by the applicable laws of the State of New York.

13.    Amendment. The terms and conditions hereof may not be modified, altered or otherwise amended except by an instrument in writing executed by Borrower Parties and Lender.
14.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors in title and assigns, and shall be binding upon Lender, as well as any successors and assigns of the Loan.
15.    Waiver of Jury Trial. BORROWER PARTIES AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES, THE MORTGAGE OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY OR ANY EXERCISE BY EITHER PARTY OF ITS RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS OR IN ANY WAY RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE); THIS WAIVER BEING A MATERIAL INDUCEMENT FOR LENDER TO EXECUTE THIS AGREEMENT.
16.    Submission to Jurisdition. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND EACH PARTY HERETO WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. THE BORROWER PARTIES DO HEREBY DESIGNATE AND APPOINT:
Statutory Agent in Arizona:

Corporation Service Company
2338 W. Royal Palm Rd., Suite J
Phoenix, AZ  85021

Statutory Agent in Delaware:

Corporation Service Company
2711 Centerville Road, Suite 400
Wilmington, DE 19808

AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND EACH OF THE BORROWER PARTIES AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH BORROWER PARTY IN THE MANNER PROVIDED IN THE LOAN AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH BORROWER PARTY IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. THE BORROWER PARTIES (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

17.    Entire Agreement. This Agreement sets forth the entire agreement among the parties with respect to the matters addressed herein and supersedes all prior communications, written or oral, with respect hereto.
18.    Severability. If any provision of this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement shall, at the option of Lender, not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
19.    Attorneys’ Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision of this Agreement is validly asserted as a defense, the prevailing party, as determined by a court of competent jurisdiction, shall be entitled to recover reasonable and documented attorneys’ fees.
20.    Confidentiality. Except as may be required by law, regulations or court order, none of the parties hereto or their attorneys, nor any Person acting by, through, under or in concert with them, including, without limitation, any officer, shareholder, director, employee, servicer or agent, shall disclose the terms of this Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment to be effective as of the Effective Date.

NWRA VENTURES I, LLC, a Delaware limited liability company

By:	NWRA Ventures Management I, LLC, its managing member

By:	/s/Seth Lipsay
	Name:	Seth Lipsay
	Title:	Authorized Signatory

IMH FINANCIAL CORPORATION, a Delaware corporation

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

IMH Special Asset NT 101, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 132, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Central Valley 1206, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Porterville 179, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 137, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Tulare 167, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Fowler 171, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 172, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 152, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Tulare 207, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 162, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 164, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Lomas, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 178, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Waters Edge, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 184, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

May, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Heber, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 198, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 222, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 232, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 233, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 235, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 247, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Buena Yuma, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Isleton 300, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset LR, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 155, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 76, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 100, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 102, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 107, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 228, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 118, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 139, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 140, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

BR North 223, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 158, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

NM-Emerald, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

NM-Indian, LLC, a New Mexico limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

FR 160, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 161, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 163, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 168, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 175-IGH, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 175-AVN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 176, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 181, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 186, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 192, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 194, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 199, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 203, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 236, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

CA-Daley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Cheney, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 246, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 250, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

NT 233 Oak Creek Lots, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 254, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 221, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 242, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Special Asset NT 266, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Safari Loans, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Samol, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Recovery Asset Fund, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu Golden Valley, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu Kingman, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu SN 2.08, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu SN 67, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

AZ-Havasu LN, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH LR Golf, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH LR Real Estate, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH LR Restaurant, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH DWL Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH LR Clubhouse, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Satsuma St. Lender, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

LR Water, LLC, an Arizona limited liability company

By:	IMH LR Clubhouse, LLC, an Arizona limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Stafford Meadows 7, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Horizon 100, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Coolidge Meadows, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH Disbursements, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

OASIS INDIAN BEND LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Stockholder, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

255 Noholike Way, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

HL Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

L’Auberge Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Orchards Newco, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

WARE Development LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Southwest Acquisitions, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

L’Auberge Newco Restaurant, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

L’Auberge Newco Spa, LLC, a Delaware limited liability company

By:	L’Auberge Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Orchards Newco Restaurant, LLC, a Delaware limited liability company

By:	Orchards Newco, LLC, a Delaware limited liability company
Its:	Sole Member

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Royal Commercial Realty Capital, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Royal Multifamily Promote 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Royal Multifamily Ventures 2013-1, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Motor City, LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH EQ LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH HI LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH NM LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH TX 309 LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

IMH EQ TWO LLC, a Delaware limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

By:	/s/Steven T. Darak
	Name:	Steven T. Darak
	Title:	Chief Financial Officer

Investors Mortgage Holdings California, Inc., a California corporation

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

11333, Inc., an Arizona corporation

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

IMH Holdings, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

SWI Management, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

IMH Management Services, LLC, an Arizona limited liability company

By:	IMH Financial Corporation, a Delaware corporation
Its:	Sole Member

/s/Steven T. Darak
By:	Steven T. Darak
Its:	Chief Financial Officer

Exhibit A
Wiring Information
Wire to:
ABA#: 02100021
Account Name: NWRA Ventures I, LLC
Account #: 974 024 010
Ref: IMHFC Payment
Contact: Ken Partlow 646.723.4755